Management Presentation
Management Presentation
December 10, 2008
December 10, 2008

Forward-looking Statements
This presentation, including questions and answers, may contain both historical and forward-looking information within the meaning of the Private
Securities Litigation Reform Act of 1995. Actual results could differ materially from projected results. Additional information regarding factors that could affect financial performance is readily available in our press release dated
October 30, 2008 and in our filings with the Securities and Exchange Commission, including our most recent forms 10-K and 10-Q. Information included in this presentation is representative as of the date of the presentation only and The
Brink’s Company assumes no obligation to update any forward-looking statements made.

■ Introduction
■ Brink’s Business Overview
■ Financial Highlights
■ Summary

Agenda
Michael J. Cazer
Vice President &
Chief Financial Officer
Edward A. Cunningham
Director of Investor Relations &
Corporate Communications

Brink’s Company Overview
World’s premier security company
■ Founded in 1859, Brink’s is
 the oldest and largest secure logistics
 company
■ Diversified operations with LTM
 revenues of $3 billion as of
 September 30, 2008
■ Approximately 50,000 employees,
 800 facilities and 9,000 vehicles
 worldwide

The Brink’s Company
■ Solid core industry dynamics
■ Premier brand
■ Leader in business segments
■ Proven operational excellence
■ Global footprint
■ Growth strategy
■ Strong financial performance

Solid Core Industry Dynamics
Global Outsourced Cash Logistics Market
Source: Central Banks, Internal Company Estimates
($Bn)
$2.3 - $2.8Bn
Notes in Circulation
¢ Cash use growing with
 GDP in developed markets
¢ Faster growth in
 developing economies
¢ Customer outsourcing
 (Cash Logistics) increasing
¢ Opportunities vary by
 region

Premier Brand
■ Globally recognized brand
■ A brand built on
 – Trust and integrity
 – Quality of our people
 – Safety and security
 – Operational excellence
 – History and heritage
 – Global network
■ 150th Anniversary in 2009

Leader in Business Segments
Secure Logistics
Total: $14 billion
Brink’s
Securitas / Loomis
G4S
Others
Prosegur
Leading Share in Fragmented Secure Logistics Market
Estimated 2007 Global Secure Logistics Market Share
Source: Internal Company Estimates

2007 Revenue
(% of Total)
Description
High Value Services
Cash-in-Transit
Security Services
■ Armored car transportation
■ Point-to-point pick-up and
 delivery of cash, coins, checks
 and other valuables
■ ATM services
■ Provides infrastructure for
 High Value Services
$1.5 Billion (55%)
$0.9 Billion (32%)
$0.3 Billion (13%)
■ Global Services
 – Secure long-distance
 transport of valuables
 – International shipping
 by air / sea / land
■ Cash Logistics Services
 – Money processing
 – Virtual vaulting
 – Intelligent safes
■ New Services
 – Payment Services
■ High-value niche guarding
 services in select E.U. countries
■ Protection of
 – Airports
 – Embassies
 – Public venues
 – Stores
Source: Internal Company Estimates
Leader in Business Segments
Business Lines, Products and Services

Cash Logistics
Retailer
Bank
Brink’s
Facility
(Virtual
Vault)
 ● Builds on CIT & IT
 capabilities
 ● Money processing (sorting,
 counterfeit checking,
 packing, distribution)
 ● Virtual vaulting (processing &
 storage of cash for banks)
 ● Intelligent safes (counting,
 counterfeit checking and
 networking with banks)
 – CompuSafe® Service /
 I-Cash / I-Deposit
Compu
Safe®
Leader in Business Segments
Cash Logistics: Features & Benefits
Benefits
Banks
Retailers
Brink’s
 ● Outsourcing and
 cost reduction
 ● Reduced assets
 invested in vaults
 ● Improved customer
 service
 ● Expanded vaulting
 capacity extends
 geographic reach
 ● Enhanced safety
 and security
 ● Better cash
 management,
 same-day credit
 ● Lower bank fees
 ● Enhanced safety
 and security
 ● Reduced cash
 administration /
 more productive
 employees
 ● Improved customer
 service
 ● Reduced theft,
 counterfeiting
 ● Improved
 customer service
 ● Revenue growth,
 higher margins
 ● Longer contracts
 (“sticky”)
 ● Lower
 transportation
 costs
 ● Enables “full-
 service” offering

Leader in Business Segments
Relative Growth and Margins

Security Services
Cash-in-Transit
High Value Services
■ Global Services
■ Cash Logistics
■ New Services

Proven Operational Excellence
■ Demonstrated global expertise
 – Security
 – Risk management
 – Logistics
 – Pricing discipline
 – Human resource management
 – IT capabilities

Global Footprint

North America
Asia Pacific
Latin America
Europe, Middle East, Africa
786 branches in 50 countries plus 66 additional
countries served by Global Services
Canada
56 Branches
United States
197 Branches
EMEA
269 Branches
26 Countries
Asia Pacific
31 Branches
13 Countries
Latin America
233 Branches
9 Countries

Global Footprint
Brink’s Segment Revenue and Operating Profit
Revenue
Operating Profit
North America
Asia Pacific
Latin
America
Europe, Middle East and Africa
Total: $3 billion
International
Total: $279 million
Note: (1) Last Twelve Months
LTM September 30, 2008 (1)
LTM September 30, 2008 (1)

Growth Strategy
■ Core
 – Increase share in current geographic markets
 – Penetrate new geographies with strong growth potential
 – Continue to develop and grow high-margin products and services
 • Cash Logistics, CompuSafe® Services, Global Services
 – Provide full-range cash management solutions
■ Plus
 – Enter new security-related markets where we can create value for customers with our brand and other competitive advantages
 • Commercial Security, Payment Processing
■ Acquisitions to supplement organic growth

Revenue
Strong Financial Performance
Revenue Growth
* Note: See Appendix for non-GAAP reconciliation

Brink’s as Reported	113	145	120	184	223	147	203
Adjustments (1)	9	6	2	1	1	1	8
Corporate/Former Ops	(97)	(88)	(84)	(75)	(64)	(48)	(52)
Pro Forma Op Profit	25	63	38	111	161	100	159
Pro-Forma Operating Profit
($MM)
Strong Financial Performance
Profit Growth
Note: (1) Includes effect of divestiture of UK cash handling operations and royalties from 3rd party previously reported in BHS.
 Also includes external professional, legal and advisory fees related to spin-off.
* Note: See Appendix for non-GAAP reconciliation

Strong Financial Performance
Enhancing Margins
■ Continue developing IT capabilities
 – CompuSafe® Service, Virtual Vaulting, I-Deposit, etc.
■ Investing in sales and marketing
 – Selling solutions
■ Grow high-margin business
 – Global Services, Cash Logistics
■ Grow in high-margin geographies
 – BRIC, Latin America, Asia-Pacific, Africa
■ Improve or exit underperforming assets
 – Several countries in Europe and Latin America improving
 – U.K. ground operations sold in 2007

Strong Financial Performance
Balance Sheet
■ $95 million net cash at September 30, 2008
■ Strong cash flow from operations
■ Over $350 million of available borrowing capacity
■ Investment grade credit rating
Cash	$258
Debt	(163)
Net cash/(debt)(1)	$ 95
Note: (1) Non-GAAP reconciliation

Strong Financial Performance
Long-Term Objectives
Revenue	High single-digit % growth per year
Operating Margins	Improve by 50 bps per year

Strong Financial Performance
Revenue Growth Across Economic Cycles
Strong Financial Performance
Revenue Growth Across Economic Cycles
Sources: U.S. Department of Commerce - Bureau of Economic Analysis, Internal Company Data

Strong Financial Performance
Execution Creates Value
($)
Note: (1) $100 invested on December 31, 2001 in stock or index. Includes reinvestment of dividends
Cumulative Stock Total Return (1)

Summary
■ Solid core industry dynamics
■ Premier brand
■ Leader in business segments
■ Proven operational excellence
■ Global footprint
■ Growth strategy
■ Strong financial performance

Appendix
Appendix

Non-GAAP Reconciliation

Non-GAAP Reconciliation
Revenue	2003	2004	2005	2006	2007	9M 2007	9M 2008
Brink’s as reported	1,689.0	1,931.9	2,113.3	2,354.3	2,734.6	1,977.8	2,404.0
Divestiture of UK cash handling operations	(25.3)	(33.9)	-	-	-	-	-
Pro-Forma	1,663.7	1,898.0	2,113.3	2,354.3	2,734.6	1,977.8	2,404.0
Non-GAAP Reconciliation
Operating Profit	2003	2004	2005	2006	2007	9M 2007	9M 2008
Brink’s as reported	112.5	144.7	119.5	184.1	223.3	146.9	202.7
Divestiture of UK cash handling operations	7.6	4.3	-	-	-	-	-
Costs related to Spin-Off(1)	-	-	-	-	-	-	6.5
Royalty (2)	1.7	1.6	2.0	1.4	1.4	0.6	1.3
Brink’s adjusted	121.8	150.6	121.5	185.5	224.7	147.5	210.5
Corporate / Former Ops	(96.8)	(88.1)	(83.9)	(74.9)	(63.5)	(47.4)	(51.6)
Pro-Forma	25.0	62.5	37.6	110.6	161.2	100.1	158.9
Note: (1) External professional, legal and advisory fees related to spin-off
 (2) Royalties from 3rd party previously reported in BHS. After spin-off, the applicable royalty contract will be retained by Brink’s.